UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

TWO HANDS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TWO HANDS CORPORATION

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF TWO HANDS CORPORATION

AND

PROXY STATEMENT

FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 20, 2025

OCTOBER 17, 2025

TWO HANDS CORPORATION

Notice of Annual General Meeting of Shareholders (the "Notice of Meeting")

The 2025 annual general meeting (the "Meeting") of the holders (the "Shareholders") of shares of common stock, par value $0.0001 per share (“Common Shares”), of Two Hands Corporation (the "Company") will be held in person at the offices of Dentons Canada LLP (“Dentons”), the Company’s outside counsel, at 77 King St W Suite 400, Toronto, ON M5K 0A1, Canada on November 20, 2025 at 10:00 a.m. (Eastern Time).

The following matters will be considered at the Meeting:

•	the election of directors for the forthcoming year, with a term expiring at the 2026 annual meeting of shareholders (the “2026 Annual Meeting”), from the nominees proposed by the board of directors of the Company;

•	to consider and, if thought fit, to pass, with or without modification, an ordinary resolution to approve a change of the Company's business, as further described in the Proxy Statement (as defined below) under the heading "Proposal 2 - Change of Business";

•	to approve, on a non-binding advisory basis, the resolution approving named executive officer compensation;

•	to approve, on a non-binding advisory basis, the preferred frequency of Shareholder advisory votes on executive compensation, referred to as “say-on-frequency”;

•	to ratify the selection the Company’s independent registered public accounting firm for the year ended December 31, 2025; and

•	the transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

The specific details of the matters proposed to be put before the Meeting are set forth in the accompanying proxy statement (the "Proxy Statement") which forms a part of this Notice of Meeting.

The record date (the "Record Date") for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting is October 14, 2025. Only Shareholders of record at the close of business on the Record Date ("Registered Shareholders") will be entitled to vote at the Meeting.

Registered Shareholders may attend and participate in the Meeting or may be represented by proxy. Registered Shareholders who are unable to attend the Meeting or any adjournment or postponement thereof are requested to date, sign and return the accompanying form of proxy for use at the Meeting or any adjournment or postponement thereof. To be effective, the enclosed form of proxy must be received by Endeavor Trust Corporation: (a) by mail to Endeavor Trust Corporation, 702-777 Hornby Street, Vancouver, BC V6Z 1S4, Canada, (b) by facsimile to 604- 559-8908, (c) by email at proxy@endeavortrust.com, or (d) online at www.eproxy.ca. In order to be valid and acted upon at the Meeting, proxies must be returned to Endeavor Trust Corporation not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof. Shareholders are cautioned that the transmission of proxies by mail is at each Shareholder's risk.

Beneficial Shareholders (being Shareholders holding Common Shares that are registered in the name of a broker, custodian, bank, trust company or other intermediary or nominee) should complete and return the voting instruction form or other authorization provided to them in accordance with the instructions provided therein. Failure to do so may result in their Common Shares not being voted at the Meeting.

Shareholders who wish to appoint a person other than the management designees identified on the enclosed form of proxy or voting instruction form to represent him, her or it at the Meeting may do so by inserting such person's name in the blank space provided in the form of proxy or voting instruction form and following the instructions for submitting such form of proxy or voting instruction form.

The proxyholders have discretion under the enclosed form of proxy to consider matters to come before the Meeting.

The persons named in the enclosed proxy will have discretionary authority with respect to: (a) any amendments or variations of the matters of business to be acted on at the Meeting; and (b) any other matters properly brought before the Meeting or any adjournment or postponement thereof, in each instance, to the extent permitted by law, whether or not the amendment, variation or other matter that comes before the Meeting is routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested. At the date of this Proxy Statement, the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. Shareholders who are planning on returning the accompanying form of proxy are encouraged to review this Proxy Statement carefully before submitting the form of proxy.

It is the intention of the persons named in the enclosed form of proxy for Shareholders, if not expressly directed to the contrary in such form of proxy, to vote FOR each of resolutions to be considered at the Meeting.

As a Shareholder of the Company, it is very important that you read the Proxy Statement and other Meeting materials carefully. They contain important information with respect to voting your Common Shares, providing instructions for the voting of your Common Shares, and attending and participating at the Meeting.

DATED as of October 17, 2025 By Order of the Board of Directors

/s/ Emil Assentato
Emil Assentato
Chief Executive Officer

Page
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS	-1-
APPOINTMENT AND REVOCATION OF PROXIES	-1-
Signature of Proxy	-2-
ADVICE TO BENEFICIAL SHAREHOLDERS	-2-
Information for Beneficial Shareholders in the United States	-3-
VOTING OF PROXIES	-3-
Attending, Participating and Voting at the Meeting	-4-
QUORUM	-4-
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF	-4-
Voting Rights	-4-
PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING	-5-
Financial Statements	-5-
PROPOSAL 1 – ELECTION OF DIRECTORS	-6-
Biographical Information	-6-
Emil Assentato	-6-
Craig Marshak	-7-
Daniel Reshef	-7-
Matthew Stark	-7-
Replacement or Removal of Directors	-8-
Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions	-8-
Family and Certain Other Relationships	-9-
Indebtedness of Directors, Executive Officers and Employees	-9-
Interests of Management of the Company and Others in Material Transactions	-9-
Vote Required	-9-
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	-10-
Section 16(a) Beneficial Ownership Reporting Compliance	-10-
CORPORATE GOVERNANCE	-10-
Board of Directors	-10-
Code of Ethical Conduct	-11-
Role of the Board of Directors	-11-
Nomination of Directors	-11-
Risk Oversight	-11-
Director Independence	-11-
Board Meetings	-12-
Board Committees	-12-
Audit Committee	-12-
Compensation Committee and Nominating Committee	-12-
Meetings of the Board of Directors	-13-
Director Compensation	-13-
Director Compensation Table	-13-
Director Outstanding Option-Based Awards and Share-Based Awards	-13-
Director Incentive Plan Awards – Value Vested or Earned During the Year	-14-

EXECUTIVE OFFICERS	-14-
Statement of Executive Compensation	-14-
Employment Agreements	-14-
Summary of Compensation Table	-14-
Incentive Awards – Outstanding Share Based Awards and Option Based Awards	-15-
Incentive Awards – Value Vested or Earned During the Year	-15-
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	-15-
PROPOSAL 2 – POTENTIAL CHANGE OF BUSINESS	-16-
Reasons for the Change of Business; Description of Change of Business	-16-
Approval and Voting of Change of Business	-16-
Vote Required	-17-
PROPOSAL 3 – TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE RESOLUTION APPROVING THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION	-17-
Vote Required	-18-
PROPOSAL 4 – TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON RESOLUTIONS APPROVING FUTURE NAMED EXECUTIVE OFFICER COMPENSATION	-18-
PROPOSAL 5 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	-19-
Auditor Independence	-19-
Fees Paid to Independent Registered Public Accounting Firm	-19-
DELIVERY OF DOCUMENTS TO SHAREHOLDERS	-20-
TRANSFER AGENT AND REGISTRAR	-20-
SUBMISSION OF SHAREHOLDER PROPOSALS FOR THIS MEETING	-20-
OTHER BUSINESS	-20-
ANNUAL REPORT	-20-
WHERE CAN YOU FIND MORE INFORMATION	-21-
APPROVAL	-21-

TWO HANDS CORPORATION

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY STATEMENT (THE "PROXY STATEMENT") IS PROVIDED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS OF TWO HANDS CORPORATION ("TWO HANDS" OR THE "COMPANY") of proxies from the holders (the "Shareholders") of shares of common stock of the Company (the "Common Shares") for the 2025 annual meeting of the Shareholders of the Company (the "Meeting") to be held in person at the offices of Dentons Canada LLP, the Company’s outside counsel (“Dentons”), at 77 King St W Suite 400, Toronto, ON M5K 0A1, Canada on November 20, 2025 at 10:00 a.m. (Eastern Time), or at any adjournment(s) thereof for the purposes set out in the accompanying notice of meeting (the "Notice of Meeting").

Provided they comply with all of the requirements set out in the Proxy Statement, Shareholders whose names have been entered into the register of Shareholders as the owner of Shares as of the Record Date (as defined below) ("Registered Shareholders") and duly appointed proxyholders will be able to attend and participate in the Meeting, ask questions and vote in person in real time at the Meeting. Shareholders who hold their Shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary ("Beneficial Shareholders") who have not duly appointed themselves as proxyholder will be able to attend the Meeting as guests, but guests will not be able to vote at the Meeting. Shareholders that usually vote by proxy ahead of the Meeting will be able to do so as described below.

The solicitation of proxies is made on behalf of the board of directors of the Company. Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, facsimile or other proxy solicitation services. In accordance with National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer, and applicable requirements of the Exchange Act, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Common Shares held of record by such persons and the Company may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Company.

Unless otherwise stated, the information contained in this Proxy Statement is as of the Record Date.

You are entitled to attend the Meeting only if you were a shareholder of record as of the Record Date, or you hold a valid proxy for the Meeting. Shareholders who wish to submit a question at the Meeting may do so, provided such question is received by 11:59 p.m. (Eastern Time) on November 19, 2025. Shareholders may also ask questions during the Meeting at the conclusion of business at the Meeting. The Company may answer any such questions, in the discretion of the Company. All Shareholders who wish to vote their shares virtually must do so in advance of the Meetings. Shareholders who attend the Meeting may also vote their shares at the Meeting.

APPOINTMENT AND REVOCATION OF PROXIES

Accompanying this Proxy Statement is a form of proxy for holders of Common Shares. The persons named (the "Management Designees") in the enclosed form of proxy have been selected by the board of directors of the Company and have indicated their willingness to represent as proxy the Shareholder who appoints them.

A form of proxy will not be valid for the Meeting or any adjournment or postponement thereof unless it is completed and delivered to the Company c/o Endeavor Trust Corporation: (a) by mail to Endeavor Trust Corporation, 702-777 Hornby Street, Vancouver, BC V6Z 1S4, Canada, (b) by facsimile to 604-559-8908, (c) by email at proxy@endeavortrust.com, or (d) online at www.eproxy.ca, so that it is received by 11:59 p.m. (Eastern Time) on November 17, 2025 (or at least 48 hours prior to the commencement of any reconvened Meeting in the event of any adjournment(s) or postponement(s) thereof, excluding Saturdays, Sundays and holidays). Shareholders are cautioned that the transmission of proxies by mail is at each Shareholder's risk. Late proxies may be accepted or rejected by the Chairman of the Meeting, in his or her discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

A Shareholder has the right to appoint a person (a "third party proxyholder"), who need not be a Shareholder, to represent such Shareholder at the Meeting other than the Management Designees, including beneficial Shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting. Shareholders who wish to appoint a third party proxyholder to attend, participate or vote at the Meeting as their proxy and vote their Shares MUST submit their proxy or voting instruction form (as applicable) appointing such third party proxyholder.

To appoint a third party proxyholder, insert such person's name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. If you are a beneficial Shareholder located in the United States, you must also provide Endeavor Trust Corporation with a duly completed legal proxy if you wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder. See below under "Advice to Beneficial Shareholders - Information for Beneficial Shareholders in the United States".

A Shareholder who has given a form of proxy may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred by the proxy. In addition to revocation in any other manner permitted by law, a proxy may be revoked by depositing an instrument in writing executed by the Shareholder or by his or her authorized attorney in writing, or, if the Shareholder is a corporation, under its corporate seal (if applicable) by an officer or attorney thereof duly authorized, either at the registered office of the Company or to Endeavor Trust Corporation, 702-777 Hornby Street, Vancouver, BC V6Z 1S4, Canada, or by fax to 604-559-8908, at any time up to and including the last business day preceding the date of the Meeting, or any adjournment or postponement thereof at which the proxy is to be used, or by depositing the instrument in writing with the Chairman of such Meeting on the day of the Meeting, or any adjournment or postponement thereof.

If you are a beneficial Shareholder and wish to attend, participate or vote at the Meeting, you must insert your own name in the space provided on the voting instruction form sent to you by your intermediary (if permitted), follow all of the applicable instructions provided by your intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary. Please also see further instructions below under the heading "Attending, Participating and Voting at the Meeting".

Signature of Proxy

The form of proxy accompanying this Proxy Statement must be executed by the Shareholder or its attorney authorized in writing, or if the Shareholder is a corporation, the form of proxy must be signed in its corporate name under its corporate seal by an authorized officer whose title must be indicated. A proxy signed by a person acting as attorney or in some other representative capacity must reflect such person's capacity following its signature and must be accompanied by the appropriate instrument evidencing qualification and authority to act.

ADVICE TO BENEFICIAL SHAREHOLDERS

The information set forth in this section is of significant importance to many Shareholders, as a substantial number of Shareholders do not hold their Shares in their own name. Shareholders who hold their Common Shares through their brokers, intermediaries, trustees or other persons, or who otherwise do not hold their Common Shares in their own name (referred to in this Proxy Statement as "Beneficial Shareholders") should note that only proxies deposited by Shareholders whose names appear on the records maintained by the Company's registrar and transfer agent as the registered holders of Common Shares will be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a Beneficial Shareholder by a broker, those Common Shares will, in all likelihood, not be registered in the Shareholder's name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder's broker or an agent of that broker. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominees for many Canadian brokerage firms). Common Shares held by brokers (or their agents or nominees) on behalf of a broker's client can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder in Canada. Without specific instructions, Canadian brokers and their agents and nominees are prohibited from voting Common Shares for their clients. Brokers in the United States may exercise discretion as to Proposal Number 5. Two Hands does not know for whose benefit the Common Shares registered in the name of CDS & Co. are held. Therefore, each Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Meeting.

Applicable regulatory policy requires brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the Meeting.

Often, the form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is substantially similar to the form of proxy provided to registered Shareholders by the Company; however, its purpose is limited to instructing the registered Shareholder (i.e., the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder.

The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge") in Canada. Broadridge typically prepares and mails a machine-readable voting instruction form (a "VIF") in lieu of the form of proxy. The Beneficial Shareholder is requested to complete and return the VIF to Broadridge by mail or facsimile, or to otherwise communicate voting instructions to Broadridge (by way of the internet or telephone, for example). Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Beneficial Shareholder who receives a VIF cannot use that VIF to vote Common Shares directly at the Meeting. The VIF must be returned to Broadridge (or instructions respecting the voting of Common Shares must otherwise be communicated to Broadridge) well in advance of the Meeting in order to have the Common Shares voted. If you have any questions respecting the voting of Common Shares held through a broker or other intermediary, please contact that broker or other intermediary for assistance.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his or her broker or other intermediary, a Beneficial Shareholder may attend at the Meeting as a proxyholder for the registered holder and vote the Common Shares in that capacity. Should a Beneficial Shareholder wish to vote at the Meeting, see "Appointment and Revocation of Proxies" and "Attending, Participating and Voting at the Meeting".

All references to Shareholders in this Proxy Statement and the accompanying form of proxy and Notice of Meeting are to registered Shareholders unless specifically stated otherwise.

Information for Beneficial Shareholders in the United States

If you are a Beneficial Shareholder located in the United States and wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above and below under "Appointment and Revocation of Proxies" and "Attending, Participating and Voting at the Meeting", you must obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy form and the voting information form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Endeavor. Requests for registration from beneficial Shareholders located in the United States that wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by email to proxy@endeavortrust.com by 11:59 p.m. (Eastern time) on November 17, 2025.

VOTING OF PROXIES

Each Shareholder may instruct his or her proxy how to vote his or her Common Shares by completing the blanks on the form of proxy accompanying this Proxy Statement (the "Instrument of Proxy"). All Common Shares represented at the Meeting by properly executed proxies will be voted or withheld from voting (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the Instrument of Proxy, the Common Shares represented by the proxy will be voted in accordance with such specification. In the absence of any such specification as to voting on the Instrument of Proxy, the Management Designees, if named as proxy, will vote in favour of the matters set out therein. In the absence of any specification as to voting on any other form of proxy, the Common Shares represented by such form of proxy will be voted in favour of the matters set out therein.

The enclosed Instrument of Proxy confers discretionary authority upon the Management Designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the Notice of Meeting and any other matters which may properly come before the Meeting or any adjournment or postponement thereof. As of the date hereof, the Company is not aware of any amendments to, variations of or other matters that may come before the Meeting. In the event that other matters come before the Meeting (or any adjournment or postponement thereof), the Management Designees will then vote in accordance with the judgment of the Management Designees.

Attending, Participating and Voting at the Meeting

The Meeting at will be held in person at the offices of Dentons, at 77 King St W Suite 400, Toronto, ON M5K 0A1, Canada on November 20, 2025 at 10:00 a.m. (Eastern Time). Shareholders of record will need to provide their name and government-issued picture identification. Beneficial owners will need to provide a copy of an account statement from the bank, broker or nominee holding the shares as proof of ownership as of the Record Date, as well as government-issued picture identification. You must also provide your executed proxy. The safety of our employees, and all invited guests and visitors is of primary importance. If you should elect to attend the Meeting, you will be expected to follow all directions from Company and Dentons personnel while inside Dentons’ office.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting. Beneficial Shareholders who have not duly appointed themselves as proxyholder will not be able to attend the Meeting. This is because Two Hands and its transfer agent do not have a record of the beneficial Shareholders of Two Hands, and, as a result, will have no knowledge of your Shareholdings or entitlement to vote, unless you appoint yourself as proxyholder. If you are a beneficial Shareholder and wish to vote at the Meeting, you have to appoint yourself as proxyholder by inserting your own name in the space provided on the voting instruction form sent to you and must follow all of the applicable instructions provided by your intermediary. See "Appointment and Revocation of Proxies" above.

QUORUM

The By-Laws of the Company (the "By-Laws") provide that a quorum of Shareholders is present at a Meeting if Shareholders holding or representing by proxy greater than 50% of the issued and outstanding shares entitled to vote at the meeting are present.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Company consists of up to 12,000,000,000 Common Shares and up to 1,000,000 shares of preferred stock ("Preferred Shares") issuable in series.

As at the Record Date, the Company has 5,863,489,692 Common Shares and 0 Preferred Shares issued and outstanding.

The Common Shares are listed and traded on the Canadian Securities Exchange (the “CSE”), and quoted for trading on the OTCID Basic Market of OTC Markets Group.

Voting Rights

The Common Shares carry one vote per share for all matters coming before Shareholders at the Meeting. As of the Record Date, no Preferred Shares were issued and outstanding, and as such will carry no votes for the matters coming before Shareholders at the Meeting.

The holders of Common Shares are entitled to receive notice of any meeting of Shareholders of the Company, and to attend and vote at those meetings, except those meetings at which holders of a specific class of shares are entitled to vote separately as a class under the General Corporation Law of the State of Delaware (the "DGCL").

Unless a different majority is required by law or the Company's certificate of incorporation (“Charter”) or By-Laws, resolutions to be approved by holders of Common Shares require approval by a simple majority of the total number of votes of all Common Shares cast at a meeting of Shareholders at which a quorum is present, with holders of Common Shares entitled to one vote per Common Share. Holders of Common Shares of record at the close of business on October 14, 2025 (the "Record Date") are entitled to vote such Common Shares at the Meeting.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING

With respect to Proposal 1, you may vote “FOR” or “WITHHOLD” for each of the nominees. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will not generally prevent each of the nominees from being elected as a director. Shares voted “WITHHOLD” will count towards the quorum requirement for the Meeting.

With respect to each of Proposals 2, 3, and 4 5, you may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting. Abstentions will count towards the quorum requirement for the Meeting and will have the same effect as a vote against each such proposal.

With respect to Proposal 5, you may vote “ONE YEAR” or “TWO YEARS” or “THREE YEARS” or you may “ABSTAIN” from voting. Because the outcome of this proposal will be determined by a plurality vote, abstentions will have no effect on the outcome of this proposal.

Financial Statements

The audited consolidated financial statements of the Company for the financial year ended December 31, 2024 and for the financial year ended December 31, 2023 will be placed before you at the Meeting. They have been mailed to the Shareholders together with the Notice of Meeting and this Proxy Statement. These audited consolidated financial statements are available under the Company's profile on the U.S. Electronic Data Gathering Analysis, and Retrieval system (https://www.sec.gov/edgar/search/) and on the Canadian System for Electronic Data Analysis and Retrieval+ (www.sedarplus.com).

No approval or other action needs to be taken at the Meeting in respect of these documents.

PROPOSAL 1 – ELECTION OF DIRECTORS

Pursuant to the By-Laws of the Company, the Board of Directors of the Company (the "Board") consists of a number of directors set forth by resolution of the Board, who shall be elected annually. The Board is currently composed of four directors, and the Board is proposing that four directors be elected at the Meeting.

The Board proposes to nominate at the Meeting the persons whose names are set forth in the table below, each to serve as a director of the Company until the next meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed or becomes disqualified in accordance with the By-Laws or Charter of the Company or the provisions of the DGCL. The persons named in the accompanying proxy instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. The Board does not contemplate that any of the nominees will be unable to serve as a director of the Company.

The following table and the notes thereto set out the name of each current director, each proposed by the Board to be nominated for re-election as a director of the Company at the Meeting, their respective positions and the period during which he/she has been a director of the Company. The address for each director and executive officer is c/o Two hands Corporation., 141 Piping Rock Road, Locust Valley, New York, 11560, United States of America.

Name	Office Held	Director Since	Principal Occupation, if Different than Office Held	Age
Emil Assentato (1)	Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary of the Company	December 30, 2024	Chief Executive Officer, President, Treasurer and Secretary of the Company	76
Craig Marshak (1)	N/A	January 3, 2025	Managing Director at Clear Think Capital	66
Daniel Reshef (1)	N/A	May 8, 2025	Retired	74
Matthew Stark	Chief Financial Officer	February 20, 2025	Chief Financial Officer of the Company	37

Notes:

(1)	Member of the Audit Committee.

Biographical Information

The biographies of the proposed nominees for the Board are set out below.

Emil Assentato

Emil Assentato has been the Chief Executive Officer, President, Treasurer, Secretary and a Director of the Company since December 30, 2024. Emil Assentato spent a significant part of his career working for Compaigine Financier Tradition, a publicly owned company on the Geneva Exchange under the symbol CFT, in its wholly owned subsidiary Tradition North America, from August 1, 1986 through June 30, 2017. This journey included the following positions within his scope at Tradition: CEO from 1991 through 2014; Chairman 2014 through 2017; President Tradition Government Securities 1994 through 2014; Chairman and CEO of Tradition Securities and Derivatives, Inc, Chairman and CEO from 2008 through 2013; Initiated Tradition’s advance in South America establishing offices in Argentina (in 1995), Chile (in 2004), Columbia (in 2004), Mexico (in 2004) and briefly in Brazil all in the early 2000’s; Chairman of Standard Credit Group, LLC from 2008 through 2013; Director of StreamingEdge, Inc. from 2008 through 2014, Inc.; Main Board Executive of Compaignie Financier Tradition (CFT) from 2002 through 2017. Along the way Mr. Assentato occupied the following positions, of which some are still active: Chairman of Currency Mountain Holdings Ltd Malta, from 2010 through present; Chairman of Triton Capital Markets Ltd, Malta, from 2010 through present; Chairman of TraderMade Ltd UK, from 2015 through present; FXDD LLC from 2002 through 2015 as Chairman; and Nukkleus, Inc. (Nasdaq: NUKK) from 2016 through July 2024, as Chairman and CEO of Nukkleus Inc. Mr. Assentato’s notable career accomplishments include: being the first individual to execute an over-the-counter peer-peer Euro Dollar Future in North America in 1982; being one of the first to execute a peer-peer interest rate swap in 1982; being at the forefront of financial product innovation brokering Lesser Developed Country debt desk in 1989; and one of the first to initiate Credit Derivative Desk in the mid 1990’s. Mr. Assentato was also early in recognizing the importance of Crypto as a medium for payment solutions through Nukkleus Inc. and was early in the development of retail FX (FXDD) in 2002. Mr. Assentato holds a Bachelor of Scient degree in Economics with a minor in Philosophy from Hofstra University 1971 and received honorable discharge from the US Navy in 1972.

Craig Marshak

Craig Marshak has been a Director of the Company since January 3, 2025. Mr. Marshak has been a Managing Director at Clear Think Capital since joining the firm in March 2021. From 2018 to 2021, he served as Senior Advisor to SHR Ventures LLC, the family office of Stanley Hutton Rumbough, whose grandfather founded E.F. Hutton. During this time, he co-founded Moringa Acquisition, a NASDAQ-listed SPAC, where he serves as Vice Chairman and Co-Founder. Since 2002, Mr. Marshak has been a Principal at Israel Venture Partners (israelventurepartners.com), a platform focused on identifying and investing in Israeli technology and healthcare companies. Mr. Marshak began his investment banking career at Morgan Stanley in the Merchant Banking department before moving to Corporate Finance and Mergers & Acquisitions at Wertheim Schroder and later Schroders in London, England. He went on to establish the London office of Robertson Stephens and, from 1998 to 2001, was Co-Head of the Nomura Technology Merchant Banking Group in London, specializing in high-growth companies in the Israeli and Silicon Valley sectors. His expertise includes advising on multi-billion-dollar restructuring assignments, such as the privatization of Israel Chemicals from Israeli government ownership, the restructuring of Koor Industries (formerly one of Israel’s largest conglomerates), and the landmark restructuring of Manville Corporation. Mr. Marshak and his team at Schroders led the entirety of the Manville engagement, which was one of the most complex restructurings of its era. Mr. Marshak graduated summa cum laude and Phi Beta Kappa with an A.B. degree from Duke University. He was awarded the Roger Alan Opel Scholarship to the London School of Economics and later earned a J.D. from Harvard Law School.

Daniel Reshef

Dr. Daniel Reshef is a dual Israeli and USA citizen, currently living in the USA, with strong ties to Israel, Israel medical research centers and a vast array of relationships in the global pharmaceutical sector. Dr Reshef’s extensive career with over twenty-five years in drug development encompasses many facets of the pharmaceutical sector, gained through senior management positions at leading companies such as Hoffman La Roche, Genentech, Bristol Myers Squibb, and in his current capacity as the Therapeutic Area Global Head for a major global pharmaceutical company. His scientific experience includes skills in regulatory, medical affairs, drug safety operations and clinical trials epidemiology with leadership experience in early drug development from phase 1 to phase IV, and in multiple therapeutic areas. Dr. Reshef is a board-certified physician, graduate of the Hebrew University and Hadassah Medical School in Jerusalem, and has earned his MPH and PhD in Epidemiology from Johns Hopkins University.

Matthew Stark

Matthew Stark has been the Chief Financial Officer and a Director of the Company since February 20, 2025. Mr. Stark brings 15 years’ experience of accounting and financial reporting within the financial services industry, including foreign exchange trading, FINRA-regulated broker-dealer services, and cross-border payment services. Mr. Stark was employed with FXDD for 12 years, having an instrumental role in all corporate accounting operations, with a heavy focus on the external audits and regulatory requirements of FXDD and their global subsidiaries. Mr. Stark joined Nukkleus, Inc. (Nasdaq: NUKK) in 2022 and currently serves as their Corporate Controller. After receiving his Bachelor's degree in Business Administration in 2010, Mr. Stark graduated from Pace University in 2015 with his Master’s degree in Accounting.

The persons named in the accompanying proxy instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR the re-election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

The Company is not aware of any legal proceedings against it involving the director nominees, executive officers or Shareholders of more than 5% of the Company's voting shares. Except as set out below, to the knowledge of the Company, no Nominee is, or has been in the last 10 years: (a) a director, chief executive officer or chief financial officer of a company that (i) while that person was acting in that capacity, was the subject of a cease trade order or similar order (including a management cease trade order) or an order that denied the relevant company access to any exemptions under securities legislation, for a period of more than 30 consecutive days, or (ii) after that person ceased to act in that capacity, was the subject of a cease trade or similar order or an order that denied the issuer access to any exemption under securities legislation, for a period of more than 30 consecutive days, which resulted from an event that occurred while that person acted in such capacity, or (b) a director or executive officer of a company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (c) became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his or her assets

No Nominee or officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Unless noted above, during the past ten years, no Nominee or executive officer of the Company has:

(a)	filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;
(b)	been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
(c)	been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person's activities in any type of business, securities, trading, commodity or banking activities;
(d)	been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activities;
(e)	been found by a court of competent jurisdiction in a civil action or by the Securities Exchange Commission ("SEC"), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)	been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
(g)	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of senior management of the Company. There are no arrangements or understandings with major shareholders, customers, suppliers or others pursuant to which any member of the Board or member of senior management was selected.

Indebtedness of Directors, Executive Officers and Employees

No individual is, or at any time during the most recently completed fiscal year of the Company was, a director or executive officer of the Company, and no proposed nominee for election as a director of the Company, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the most recently completed fiscal year of the Company has been, indebted to the Company or any of its subsidiaries; or (ii) whose indebtedness to another entity is, or at any time since the beginning of the most recently completed fiscal year of the Company has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2024 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries, or which involves an amount in excess of $120,000.

Vote Required

The election of each of Emil Assentato, Craig Marshak, Daniel Reshef, and Matthew Stark to the Board requires a plurality of the votes cast by the holders of Common Shares present in person or represented by proxy at the Meeting and entitled to vote on the election of a director. This means that if each of the nominees receives one or more votes, he or she will be elected as a director.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED IN THIS PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's voting securities as of October 14, 2025 for (i) each member of the Board of Directors, (ii) each named executive officer (as defined below), (iii) each person known to the Company and expected to be the beneficial owner of more than 5% of the Company's securities and (iv) the members of the Board and the named executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership of within 60 days. Except as indicated, all shares of the Company's securities will be owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o Two hands Corporation., 141 Piping Rock Road, Locust Valley, New York, 11560, United States of America.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Shares.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Named Executive Officers and Directors:
Emil Assentato	4,090,000,000(2)	58.49%
Craig Marshak	-	-%
Daniel Reshef	-	-%
Matthew Stark	-	-%
Directors and named executive officers as a group (four persons)	4,090,000,000	58.49%

Notes:

(1)	The beneficial ownership of Common Shares is calculated based on 5,863,489,692 Common Shares. The number of shares beneficially owned by an individual Shareholder includes Common Shares currently owned by the Shareholder and securities held by each Shareholder which may be converted into or exercised for Common Shares over the next 60 days.
(2)	Represents 2,890,000,000 Common Shares and 1,200,000,000 Common Shares issuable upon the conversion of a convertible note at a conversion price of $0.0001 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and such 10% shareholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file, except to the extent the Company files any such Forms directly on their behalf.

To the Company's knowledge, all transactions required to be reported pursuant to Section 16(a) for the year ended December 31, 2024 were timely reported by the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities.

CORPORATE GOVERNANCE

Board of Directors

Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and the performance of our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.

The following table provides information with respect to our directors:

Name	Age	Position
Emil Assentato	76	Chief Executive Officer, Director
Matthew Stark	37	Chief Financial Officer, Director
Craig Marshak	66	Director
Daniel Reshef	74	Director

Code of Ethical Conduct

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We will provide a copy of our Code of Ethics to any person, free of charge, upon written request to Emil Assentato at Two Hands Corporation, 141 Piping Rock Road, Locust Valley, New York 11560.

Role of the Board of Directors

Our Board is responsible for the stewardship of the Company and managing and supervising management of our business and affairs, including providing guidance and strategic oversight to management. Our Board has the authority to exercise all such powers of the Company as are not, by the DGCL or by our bylaws or certificate of incorporation, required to be exercised by the shareholders of the Company.

Nomination of Directors

See “Board Committees – Compensation Committee and Nominating Committee” below.

Risk Oversight

Our Board is responsible for the general oversight of risks that affect us and for providing oversight of our enterprise risk management. Our Board receives regular reports on our operations from our Chief Executive Officer, as well as other members of management. Our Board reviews these reports and makes inquiries in their business judgment.

Our Board also fulfills its oversight role through the operations of its committees, including our Audit Committee. Our Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC and on SEDAR+. Our Audit Committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management's exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management's report and conclusions.

Director Independence

The Board determines the independence of our directors under the corporate governance rules of the New York Stock Exchange ("NYSE"), SEC rules and regulations and applicable Canadian securities laws. The independence rules of the NYSE include a series of objective tests, including that an "independent" person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. It has been determined that two of our current directors are independent persons under the independence rules of the NYSE as well as within the meaning of NI 58-101: Craig Marshak and Daniel Reshef.

None of our directors are presently directors of other reporting issuers.

Board Meetings

The Board held one (1) meeting during the year ended December 31, 2024.

Board Committees

Audit Committee

The Board has established the Audit Committee. The Board and its Audit Committee schedule to meet throughout the year and also can hold special meetings and act by written consent from time to time as appropriate. The Board has delegated various responsibilities and authority to its Audit Committee as generally described below. The Audit Committee reports on their activities and actions to the full Board.

As of the date of this proxy statement, our Audit Committee consists of Craig Marshak, Daniel Reshef and Emil Assentato. Emil Assentato serves as the chair of our Audit Committee and has been identified as an "audit committee financial expert" as that term is defined in the rules and regulations established by the SEC. Of the three members of the Audit Committee, two members, which constitutes a majority, qualify as “independent directors” in accordance with the independence rules of the NYSE described above, SEC rules and regulations and applicable securities laws. Emil Assentato, our CEO, is not independent. The rules of the CSE provide that the Company must have an audit committee of no less than three persons, and a majority of those persons must be independent.

The education and experience of each member of the Audit Committee that is relevant to the performance of his or her responsibilities as a member of the Audit Committee is described above under the heading "Proposal 1 —Election of Directors."

On September 17, 2025, the Audit Committee adopted a new Audit Committee Charter (the “Audit Committee Charter”). As set forth in the Audit Committee charter, the Audit Committee's principal duties and responsibilities include assisting the Board in discharging the oversight of: (i) the Company's internal audit function; (ii) the integrity of our consolidated financial statements and accounting and financial processes and the audits of our consolidated financial statements; (iii) compliance with legal and regulatory requirements, as they relate to the Company’s financial statements; (iv) external auditors' qualifications and independence; (v) the work and performance of financial management and external auditors; and (vi) system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal, compliance and risk management established by management and the Board.

Consistent with the rules of the SEC and Canadian National Instrument 52-110 – Audit Committees, a current copy of the Audit Committee Charter which is available on our website at https://twohandsgroup.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee. At no time since the commencement of the Company's most recently completed fiscal year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board. Our Audit Committee held one meeting during the year ended December 31, 2024.

Compensation Committee and Nominating Committee

There is not currently a compensation committee or a nominating committee of the Board. The full Board is currently responsible for overseeing the compensation of named executive officers and Board members, the nomination of Board or committee members, or the appointment of named executive officers, and any related governance and other activities. The Company believes that, due to the Company’s size and maturity, separate compensation and nominating committees are not necessary at this time, but the Company and the Board will revisit this structure in the future as needed. The Company is not currently required to maintain a compensation committee or nominating committee.

Meetings of the Board of Directors

The Board meets at least once each calendar quarter to review, among other things, the performance of the Company. Results are compared and measured against a previously established plan and performance of prior fiscal years. The Board will review and assess the Company's financial budget and business plan for the ensuing year and its overall strategic objectives. This process will establish, among other things, benchmarks against which the Board may measure the performance of management. Other meetings of the Board will be called to deal with special matters, as circumstances require.

Director Compensation

Director Compensation Table

The following table sets forth all compensation paid to or earned by each of our non-employee directors during fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022, other than the two named executive officers who also serve as directors.

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Craig Marshak(1)	2024	-	-	-	-	-	-	-
	2023	-	-	-	-	-	-	-
	2022	-	-	-	-	-	-	-
Daniel Reshef(1)	2024	-	-	-	-	-	-	-
	2023	-	-	-	-	-	-	-
	2022	-	-	-	-	-	-	-

(1)	Each non-employee member of the Board was appointed to the Board in 2025, and as such, received no compensation for any of the years ended December 31, 2025, 2024, or 2023.

Director Outstanding Option-Based Awards and Share-Based Awards

The following table sets forth the option-based and share-based awards for the financial year ended December 31, 2024, to each director, other than Emil Assentato and Matthew Stark (who are also named executive officers and have had their identical information show on the comparable table for named executive officers under the section "Executive Officers"):

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)	Market or payout value of share-based awards not paid out or distributed ($)
Craig Marshak	-	-	-	-	-	-	-
Daniel Reshef	-	-	-	-	-	-	-

Director Incentive Plan Awards – Value Vested or Earned During the Year

The following table sets forth information concerning the value on payout or vesting of incentive plan awards for the financial year ended December 31, 2024 to each director other than Emil Assentato and Matthew Stark (who are also named executive officers and have had their identical information show on the comparable table for named executive officers under the section "Executive Officers"):

Name	Option-based awards — Value vested during the year ($)	Share-based awards — Value vested during the year ($)	Non-equity incentive plan compensation — Value earned during the year ($)
Craig Marshak	-	-	-
Daniel Reshef	-	-	-

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers:

Name	Age	Position(s)
Emil Assentato	76	Chief Executive Officer, President, Treasurer and Secretary
Matthew Stark	37	Chief Financial Officer

Statement of Executive Compensation

As of the date of this proxy statement, none of our named executive officers have received any compensation from the Company in the form of cash or securities. The Company intends to establish policies to determine compensation of its executive officers consistent with the Company’s business plan and the strategy and goals. Compensation of the Company's executive officers may in the future include both the payment of a salary, cash bonuses, and the issuance of equity or other awards.

The Company and the Board have not considered the risks, if any, associated with the compensation policies and practices of the Company.

Employment Agreements

As of the date of this proxy statement, none of our named executive officers have entered into formal employment or consulting agreements with the Company. The Company intends to enter into such agreements at a later date, with the material terms of such arrangements to be disclosed at those times.

Summary of Compensation Table

The following table sets forth a summary of all compensation awarded to, earned by or paid to our "named executive officers," who are our chief executive officer, chief financial officer, and each of the three most highly compensated executive officers of our Company. This table covers all such compensation during fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022.

Name and Principal Position	Year Ended December 31,	Salary ($)	Share- based awards ($)	Option- based awards ($)	Non-equity incentive plan compensation	Pension value ($)	All other compensation ($)	Total Compensation ($)
Emil Assentato	2024	-	-	-	-	-	-	-
	2023	-	-	-	-	-	-	-
	2022	-	-	-	-	-	-	-
Matthew Stark	2024	-	-	-	-	-	-	-
	2023	-	-	-	-	-	-	-
	2022	-	-	-	-	-	-	-

Incentive Awards – Outstanding Share Based Awards and Option Based Awards

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)	Market or payout value of vested share-based awards not paid out or distributed ($)
Emil Assentato	-	-	-	-	-	-	-
Matthew Stark	-	-	-	-	-	-	-

Incentive Awards – Value Vested or Earned During the Year

Name	Option-based awards — Value vested during the year ($)	Share-based awards — Value vested during the year ($)	Non-equity incentive plan compensation — Value earned during the year ($)
Emil Assentato	-	-	-
Matthew Stark	-	-	-

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Company does not currently have any equity compensation plans in effect, and did not have any equity compensation plans in effect as of the end of the financial year ended December 31, 2024.

PROPOSAL 2 – POTENTIAL CHANGE OF BUSINESS

This Proposal 2 relates to a proposed potential future change in the Company’s principal business, as more fully described below (the “Change of Business”). The Company is not required to obtain Shareholder approval of the resolution set forth in this Proposal 2 under the Exchange Act or the DGCL. This proposal is included in this proxy statement solely to comply with the applicable rules of the CSE, and as a matter of good corporate governance. The Change of Business will only be permitted after the Company receives shareholder approval at the Meeting, the CSE issues conditional approval for the Change of Business, and the Company satisfies each and every such condition for CSE approval. At the time of mailing this Proxy Statement, the CSE has not approved or issued conditional approval of the Change of Business. As a result, there is a risk that the information concerning the Change of Business may change and a further risk that the CSE may not approve of the Change of Business on the terms described in this Proxy Statement or at all. Even if the CSE does not approve the Change of Business following receipt of Shareholder approval at the Meeting, or even if Shareholder approval is not obtained, the Company may pursue the Change of Business if deemed necessary by the Board. The failure to obtain Shareholder approval would only negatively impact the Company’s standing with the CSE.

Reasons for the Change of Business; Description of Change of Business

The Company is currently in the food service business with expansion plans in process. The current efforts being made within the food industry include the Company’s previously announced “Chef Xperience” venture, a candy distribution-related offering as an outcrop of its initiative, as well as potentially obtaining a major stake in an on-demand chef-like experience based in India.

This Change of Business would allow the Company to take advantage of other opportunities which are currently available and others which may become available in the future. These opportunities include, but are not limited to, the following:

•	Cryptocurrency and digital asset-related enterprises, including but not limited to crypto treasury operations;
•	fintech ventures and investment;
•	the Company’s acquisition and subsequent exploitation of intellectual property; and
•	the Company’s acquisition and subsequent exploitation of data center space, or hardware investments.

The above efforts require the Company to obtain the new business description, which requires the approval of our Shareholders.

Approval and Voting of Change of Business

The Shareholders are asked to consider, and if thought fit, pass, with or without variation, the Change of Business resolution in the form set out below approving the proposed Change of Business. The following is the text of the Change of Business resolution to be considered at the Meeting:

"IT IS RESOLVED THAT:

1.	subject to the Company fulfilling all necessary regulatory requirements and approvals from the Canadian Securities Exchange, the Company's proposed Change of Business be and is hereby authorized and approved, subject to any such further modifications, changes, revisions, additions, or expansions, as deemed necessary in the sole discretion of the Board;

2.	the Board may at any time prior to the closing date of the Change of Business, elect not to proceed with such matters without further approval of, or notice to, the holders of the common shares of the Company, should the Board consider it appropriate to do so, in its discretion; and

3.	any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to give effect to this resolution."

Vote Required

The approval of the Change of Business proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Meeting by the holders of Common Shares present in person or represented by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE CHANGE OF BUSINESS AS SET FORTH IN PROPOSAL 2.

PROPOSAL 3 – TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE RESOLUTION APPROVING THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Exchange Act and the related rules of the Commission, the Company is asking its Shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal (the “Say on Pay Proposal”), gives our Shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the principles, policies and practices described in this proxy statement. Accordingly, the following advisory resolution is submitted for Shareholder vote at the annual meeting:

1.	the Shareholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Commission, including the compensation tables regarding named executive officer compensation and the narrative disclosures that accompany the compensation tables.

Although the results of the Say on Pay Proposal are non-binding, the Board will carefully review and consider the voting results when evaluating our named executive officer compensation program.

The Company also notes that no executive officers have received compensation, as of yet, from the Company. This proposal is being included in this proxy statement solely in the spirit of good corporate governance, and in accordance with the requirements of Section 14A of the Exchange Act and the related rules of the Commission.

Vote Required

The Say on Pay Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Meeting by the holders of Common Shares present in person or represented by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION IN PROPOSAL 3.

PROPOSAL 4 – TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE FREQUENCY OF FUTURE NON- BINDING ADVISORY VOTES ON RESOLUTIONS APPROVING FUTURE NAMED EXECUTIVE OFFICER COMPENSATION

In Proposal Number 3 above, the Company is asking its Shareholders to vote on a non-binding advisory resolution on named executive officer compensation and the Company will provide this type of advisory vote on an annual basis. Pursuant to Section 14A of the Exchange Act and the related rules of the Commission, in this Proposal Number 4, the Company is asking its Shareholders to vote on the frequency of future non-binding advisory votes on named executive officer compensation. This Proposal Number 4, commonly known as a “Say-on-Frequency” or “Say-When-on-Pay” proposal (the “Say on Frequency Proposal”), gives our Shareholders the opportunity to express their views on whether future advisory votes on the compensation of our named executive officers should occur once every year, every two years or every three years, or abstain from voting.

The Board believes that an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommends Shareholders vote for future non-binding advisory votes on named executive officer compensation to occur every year. As described elsewhere in this proxy statement, our named executive officers have yet to be compensated by the Company, but this may change in the future.

A vote on this Say on Frequency Proposal is advisory, and therefore not binding on us, our compensation or nominating and corporate governance committees, or our Board, and will not be interpreted as overruling a decision by, or creating or implying any additional fiduciary duty for, the compensation or nominating and corporate governance committees, or our Board. Nevertheless, the Board values the opinions of the Shareholders and will take into account the outcome of this vote when making future decisions regarding the frequency of holding future advisory votes on the compensation of our named executive officers.

Shareholders have four choices for voting on this proposal. Shareholders may indicate their preference, on an advisory basis, as to whether future advisory votes on named executive officer compensation should be conducted every ONE YEAR, TWO YEARS, or THREE YEARS.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR “ONE YEAR” AS THE PREFERRED FREQUENCY OF FUTURE VOTES ON THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION IN PROPOSAL 4.

PROPOSAL 5 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Sadler Gibb Certified Public Accountants (“Sadler”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2025.

Notwithstanding such appointment and even if our Shareholders ratify such appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of the Company and its Shareholders. Our audit committee is submitting the appointment of Sadler to our Shareholders because we value our Shareholders’ views on such appointment and as a matter of good corporate governance. If the appointment is not ratified by our Shareholders, our audit committee may consider appointing another independent registered public accounting firm. It is proposed that the remuneration to be paid to the auditors be fixed by the Board through the audit committee.

Auditor Independence

In 2024, there were no other professional services provided by Sadler that would have required our audit committee to consider their compatibility with maintaining the independence of Sadler.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the fees billed to us by Sadler for the years ended December 31, 2024 and 2023.

(US Dollars in thousands)	2024	2023
Audit fees	$76,000	$70,177
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$76,000	$70,177

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SADLER AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2025 AS SET FORTH IN PROPOSAL 5.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of each of our annual report to shareholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report to shareholders or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Our shareholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Our shareholders receiving multiple copies of such documents may request that we deliver single copies of such documents in the future. Our shareholders may notify us of their requests by calling or writing us at our principal executive office at 141 Piping Rock Road, Locust Valley, NY 11560, or by telephone at (516) 384-2577, which must be received prior to the Meeting.

TRANSFER AGENT AND REGISTRAR

The primary transfer agent for our securities is Transhare Corporation, 17755 US Highway 19 N Ste 140, Clearwater, FL 33764 and our secondary transfer agent for our securities is Endeavor Trust Corporation 702 777 Hornby St., Vancouver, British Columbia, V6Z 1S4, Canada.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THIS MEETING

Our Board is aware of no other matter that may be brought before the Meeting or any adjournment or postponement thereof. Under DGCL, only business that is specified in the notice of the Meeting to shareholders may be transacted at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS

Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of Shareholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a Shareholder proposal to be considered for inclusion in our proxy statement for our next annual meeting of Shareholders, our corporate secretary must receive the written proposal at our principal executive offices not later than the close of business on June 19, 2026. In addition, Shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of Shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Two Hands Corporation
141 Piping Rock Road
Locust Valley, NY 11560
Tel: (516) 384-2577

OTHER BUSINESS

While the accompanying Notice of Meeting of Shareholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than those listed as Proposals 1, 2 and 3, in the Notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”), without exhibits, is being provided to all Shareholders along with this Proxy Statement. Upon written request to Secretary, TWO HANDS CORPORATION, 141 Piping Rock Road, Locust Valley, NY 11560, we will provide without charge to each person requesting a copy of our 2024 Annual Report, including the financial statements filed therewith and any exhibits, to a requesting Shareholder upon specific request.

WHERE CAN YOU FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company's SEC filings, including this proxy statement, over the internet at the SEC's website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the Meeting, you should contact us by telephone or in writing:

Two Hands Corporation
141 Piping Rock Road
Locust Valley, NY 11560
Tel: (516) 384-2577

If you are a shareholder of the Company and would like to request documents, please do so by November 6, 2025, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of the Company for the Meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

APPROVAL

The contents and the sending of this proxy statement have been approved by the Board of the Company.

DATED as of October 17, 2025 By Order of the Board of Directors

/s/ Emil Assentato
Emil Assentato
Chief Executive Officer

Two Hands Corporation

Security Class: Common Shares

FORM OF PROXY

Annual General Meeting of the Common Shareholders
to be held on November 20, 2025 (the "Meeting")

This Form of Proxy is solicited by and on behalf of the management of Two Hands Corporation (the "Company")

Notes to proxy

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the management to the holder.

If you appoint the Management Nominees, as defined herein, to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the notice of meeting or other matters that may properly come before the Meeting or any adjournment or postponement thereof.

This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 10:00 a.m., Eastern Time, on November 18, 2025 or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting.

VOTING METHODS	
MAIL or HAND DELIVERY	Endeavor Trust Corporation 702 – 777 Hornby Street Vancouver, BC V6Z 1S4
FACSIMILE – 24 Hours a Day	604-559-8908
EMAIL	proxy@endeavortrust.com
ONLINE	As listed on Form of Proxy or Voting Instruction Form

If you vote by FAX, EMAIL or On-Line, DO NOT mail back this proxy.

Voting by mail, fax or by email are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy.

Form of Proxy

Login information for online voting
www.eproxy.ca
Control Number:
Password:

Appointment of Proxyholder

I/We, being holder(s) of certain common shares in the capital of **Two Hands Corporation** hereby appoint: **Emil Assentato, Chief Executive Officer**, or, failing this person, **Matthew Stark, Chief Financial Officer** (the "Management Nominees").	**OR**	**Print the name of the person you are appointing if this person is someone other than the Management Nominee listed herein.**	

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the annual general meeting of shareholders of **Two Hands Corporation** to be held at the offices of Dentons Canada LLP, at 77 King St W Suite 400, Toronto, ON M5K 0A1, Canada **on November 20, 2025 at 10:00 a.m.**, Eastern Time, and at any adjournment or postponement thereof.

MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors	For	Withhold
i) Emil Assentato	☐	☐
ii) Craig Marshak	☐	☐
iii) Daniel Reshef	☐	☐
iv) Matthew Stark	☐	☐

3. Say on Pay Proposal	For	Against	Abstain
To approve, on a non-binding advisory basis, the resolution approving named executive officer compensation.			

4. Say on Frequency Proposal	One Year	Two Years	Three years	Abstain
To approve, on a non-binding advisory basis, the preferred frequency of stockholder advisory votes on executive compensation (choose one).	☐	☐	☐	☐

5. Appointment of Auditor	For	Against	Abstain
To ratify the selection of the Company independent registered public accounting firm for the year ended December 31, 2025, and to authorize the board of directors to fix the remuneration for such firm.	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting.

If no voting instructions are indicated above, this proxy will be voted as recommended by management.

Signature(s)

____

____

Print Name(s) & Signing Capacity(ies), if applicable

____

Date (MM-DD-YY)
THIS PROXY MUST BE DATED

Financial Statements Request
In accordance with securities regulations, shareholders may elect annually to receive financial statements, or a notice advising how to access financial statements, if they so request. If you wish to receive such mailings, please mark your selection.

Interim Financial Reports – Mark the box to the right if you would like to RECEIVE interim financial statements and accompanying management's discussion & analysis by mail. ☐

Annual Financial Report – Mark the box to the right if you would like to RECEIVE annual financial statements and accompanying management's discussion and analysis by mail. ☐

To request the receipt of future documents via email, you may contact Endeavor Trust Corporation at proxy@endeavortrust.com.

Form of Proxy